                                                 Exhibit 10.3


               SUNQUEST INFORMATION SYSTEMS, INC.
                         AND AFFILIATES

                   401(k) PROFIT SHARING PLAN

          (As Amended And Restated Generally Effective
                        January 1, 1997)


                           ARTICLE I

                    Name and Effective Date
                    -----------------------



     1.1  Name.  This Plan shall be known as the Sunquest

Information Systems, Inc. and Affiliates 401(k) Profit Sharing

Plan (hereinafter referred to as the "Plan").

     1.2  Effective Date.  The effective date of this amended and restated Plan shall be January 1, 1997 and such later effective dates as may be stated herein.  The provisions of this amended and restated Plan shall apply only to a Participant who is an

Employee of the Employer on or after the Effective Date.  The rights and benefits, if any, of any former Employee shall be determined in accordance with the provisions of the Plan in

effect on the date his employment terminated.

     1.3  Profit Sharing Plan.  This Plan is a profit sharing

plan intended to qualify under Section 401(a) and 401(k) of the

Code.

                           ARTICLE II

                          Definitions
                          -----------



     2.1  Accrued Benefit.  The balance in all of a Participant's accounts as of the relevant date.  For purposes of Article XIII,

"Accrued Benefit" means the Participant's accrued benefit under a defined benefit plan.

     2.2  Antrim 401(k) Plan.  The Antrim Corporation 401(k)

Profit Sharing Plan and Trust, as it existed prior to September

1, 1999.

     2.3  Authorized Leave of Absence.  Any absence authorized by the Employer under the Employer's standard personnel practices if all persons under similar circumstances are treated alike in the approval thereof, and provided that the Employee returns within the authorized period.

     2.4  Beneficiary.  The person or other entity entitled to

receive a distribution of death benefits, if any, in accordance with Article IX.

     2.5  Code.  The Internal Revenue Code of 1986, as amended.

     2.6  Compensation.  "Compensation" as defined in Section

6.3(f)(2), except that any year end bonus which is subject to a salary deferral election shall be excluded from Compensation.

          For any Plan Year beginning after December 31, 1996,

the annual Compensation (as defined in this Section or any other

Section of the Plan) of each Participant that is to be taken into account for any purpose under this Plan shall not exceed

$150,000, as adjusted pursuant to Code Section 401(a)(17) and as set forth in more detail in Section 14.3.

     2.7  Date of Employment.  The first day an Employee

completes one Hour of Service for the Employer following

employment.

     2.8  Disability.  A Participant shall be deemed to be

disabled if he (i) is receiving Social Security disability

payments, (ii) is receiving disability insurance payments from any duly organized insurance company by reason of total

disability, as defined by the payor of the disability benefit, or

(iii) is otherwise determined by the Retirement Committee, in accordance with a policy adopted and applied in a

nondiscriminatory, consistent and uniform manner, to be totally disabled.  A disability shall be deemed to occur on the date determined by the payor, or the Retirement Committee, as the case may be.

     2.9  Earned Income.  Net earnings from self-employment in

the trade or business with respect to which the Employer has established the Plan, provided that personal services of the individual are a material income producing factor.  Such net earnings shall be determined without regard to items not included in gross income and the deductions allocable to those items, and after reduction for the Employer's deductible contribution made on behalf of such individual for such year.  Net earnings shall be determined with regard to the deduction allowed to the

Employer by Section 164(f) of the Code for taxable years

beginning after December 31, 1989.

     2.10 Employee. Any person who is employed on a regular basis by the Employer, including employed officers and directors of the

Employer.  The term "Employee" shall also include any Leased

Employee as provided in Code Sections 414(n) or 414(o).  If the

Plan benefits any Owner-Employees, the term Employee shall also mean Employees of any trade or business controlled by such

Owner-Employees within the meaning of Code Section 401(d).  The term Employee shall not include any person whose employment is governed by the terms of a collective bargaining agreement under which retirement benefits were the subject of good-faith

bargaining between the Employer and Employee representatives,

unless such agreement expressly provides for the coverage of such person in this Plan.  The term Employee shall not include a

Temporary Employee; provided, that, only with respect to

eligibility to make Salary Reduction Contributions (but, not with respect to any Matching Contributions or Employer Contributions)

a Temporary Employee whose Date of Employment was before

January 1, 1998 and who remains employed by the Employer after

January 1, 1998 shall be included as an Employee.  For this

purpose, a Temporary Employee shall be defined as an individual who is engaged in work full-time or part-time, with the

understanding that his or her employment will be terminated as of a specific date or upon completion of a specific assignment.

     2.11 Employer.  Sunquest Information Systems, Inc.  The term

"Employer" shall also include any employer which is affiliated with Sunquest Information Systems, Inc. and which adopts this

Plan by resolution or other appropriate action.

     2.12 Employer Contribution Account.  The account of each

Participant, created in accordance with Section 4.1, to which the

Employer's contributions to the Plan are credited.

     2.13 ERISA.  Public Law No. 93-406, the Employee Retirement

Income Security Act of 1974, as amended from time to time.

     2.14 Highly Compensated Employee.  The term Highly

Compensated Employee includes Highly Compensated active Employees and Highly Compensated former Employees.

          A Highly Compensated active Employee includes any

Employee who performs service for the Employer during the Plan

Year and who: (i) was a 5%-owner, as defined in Code Section

416(i)(1), at any time during the prior Plan Year or the Plan

Year; or (ii) during the prior Plan Year received Compensation from the Employer in excess of $80,000 (as adjusted pursuant to

Code Section 415(d)) and was a member for such year of the group consisting of the top twenty (20%) percent of Employees when ranked on the basis of Compensation paid during such year.

          For this purpose, the prior Plan Year shall be the

twelve-month period immediately preceding the Plan Year.

          A Highly Compensated former Employee includes any

Employee who separated from service (or was deemed to have

separated) prior to the Plan Year, performs no service for the

Employer during the Plan Year, and was a Highly Compensated

active Employee for either the separation year or any Plan Year ending on or after the Employee's 55th birthday.

          The determination of who is a Highly Compensated

Employee, including the determination of the number and identity of Employees in the top twenty (20%) percent-paid group, will be made in accordance with Section 414(q) of the Code and the

regulations thereunder.

          For purposes of this Section 2.14 only, the term

"Compensation" shall have the meaning given such term in Section

6.3(f)(2), and in the case of a Plan Year which is less than twelve (12) consecutive months, the term "Plan Year" shall mean the calendar year ending with the short Plan Year.

     2.15 Hour of Service.

          (a)  An Hour of Service shall mean any hour for which

an Employee (including any Leased Employee under Code Sections

414(n) or 414(o)) who is directly or indirectly paid or entitled to payment by the Employer for the performance of duties, or on account of a period of time during which no duties are performed

(up to a maximum of 501 Hours in any continuous period in which no duties are performed) due to vacation, holiday, illness,

incapacity (including disability), layoff, jury duty, military duty or Authorized Leave of Absence.  Credit shall also be given for any Hour for which back pay, irrespective of mitigation of damages, has been awarded or agreed to by the Employee and the

Employer.  In computing and crediting Hours of Service under this

Plan, the rules set forth in Sections 2530.200b-2(a), (b) and (c)

of the Department of Labor Regulations shall apply, said Sections being incorporated herein by reference.  Except as provided in

(b) below, Hours of Service shall be credited to the Plan Year during which the services were performed or the non-working time occurred, regardless of the time when compensation therefor may be paid.

               For purposes of determining service under the

Plan, if the Employer is a member of an affiliated service group

(within the meaning of Code Section 414(m)), a controlled group of corporations (within the meaning of Code Section 414(b)), or a group of trades or businesses under common control (within the meaning of Code Section 414(c)), Hours of Service will be

credited for employment with the other members of the group and any other entity that is required to be aggregated with the

Employer pursuant to Code Section 414(o) (but only for such

periods of time that the Employer is also a member of the group or the entity is required to be aggregated with the Employer).

Also, Hours of Service will be credited for any individual

considered to be an Employee under Code Sections 414(n) or

414(o).

          (b)  In the case of a Participant who is absent from

work for any period by reason of pregnancy, birth of a child,

placement of a child with the Participant for adoption, or for purposes of caring for such child for a period commencing

immediately following such birth or placement, and solely for purposes of determining whether the Participant has incurred a one-year Break in Service (as defined in Section 3.5 of the

Plan), Hours of Service shall include: (i) the Hours of Service which otherwise would normally have been credited to such

Participant but for such absence; or (ii) in any case in which the Retirement Committee is unable to determine the hours in subclause (i) above, eight (8) Hours of Service per day of such absence.  The total number of hours treated as Hours of Service under this Section 2.15 (b) for any Plan Year shall not exceed

501 hours.  The Hours of Service described in this Section 2.15

(b) shall be treated as Hours of Service only in the Plan Year in which the Participant's absence from work begins, and if a

Participant would otherwise incur a one-year Break in Service in such Plan Year as a result of such absence or, in any other case,

in the immediately following Plan Year.

     2.16 Leased Employee.  The term "Leased Employee" means any person (other than an Employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with

Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are

performed under the primary direction or control of the Employer.

Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.  A

Leased Employee shall be deemed to be an Employee of the Employer unless such Employee is covered by a plan satisfying the

requirements of Code Section 414(n)(5)(B) and Leased Employees do

not constitute more than twenty (20%) percent of the Employer's non-highly compensated workforce.

     2.17 Normal Retirement Age.  Age sixty-five (65).

     2.18 Owner-Employee.  An individual who is a sole

proprietor, or who is a partner owning more than ten (10%)

percent of either the capital or profits interest of the

partnership.

     2.19 Participant.  Any Employee who has met the eligibility requirements of this Plan and whose nonforfeitable Accrued

Benefit has not been fully distributed.

     2.20 Plan Year.  The calendar year.  Notwithstanding the

foregoing, the period from October 1, 1987 through December 31,

1987 shall constitute a Plan Year for purposes of converting to a

Plan Year ending December 31.

     2.21 Required Beginning Date.  That date which is (i) in the case of a Participant who is not a "5 percent owner" (as defined in Code Section 416(i)(1)(B)) and who attains age 70 1/2 after

December 31, 1999, April 1 of the calendar year following the later of the calendar year in which the Participant attains age

70-1/2, or the calendar year in which the Participant retires; or

(ii) in the case of a Participant who is a "5 percent owner" (as defined in Code Section 416(i)(1)(B)) or a Participant who

attains age 70 1/2 on or prior to December 31, 1999 and elects to be treated in accordance with this subparagraph (ii), April 1 of the calendar year following the calendar year in which the

Participant attains age 70-1/2.  For Participants who are not five (5%) percent owners, who attained age 70-1/2 before January

1, 1988, the Required Beginning Date is April 1 following the calendar year in which the Participant retires, and for such

Participants who attained age 70-1/2 during 1988 but had not retired as of January 1, 1989, the Required Beginning Date is

April 1, 1990.  Notwithstanding the foregoing, if a Participant elected to defer distribution until retirement in a written

election dated before January 1, 1984, such Participant's

Required Beginning Date shall be April 1 following the calendar year in which the Participant retires.

     2.22 Retirement Committee.  The persons appointed pursuant to Article X to administer the Plan.

     2.23 Self-Employed Individual.  An individual who has Earned

Income for the taxable year from the trade or business for which the Plan is established; also, an individual who would have

Earned Income but for the fact that the trade or business had no net profits for the taxable year.

     2.24 Trust (or Trust Fund).  The fund maintained in

accordance with the terms of the Trust Agreement.

     2.25 Trustee.  The corporation or individuals appointed by the Employer to administer the Trust who are named in, and have executed the Trust Agreement.

                          ARTICLE III

                   Participation and Service
                   -------------------------



     3.1  Participation.  The provisions of Subsections 3.1(b)

and 3.1(c) shall be effective only for Plan Years prior to

January 1, 1998; Subsection 3.1(f) shall be effective with

respect to Plan Years on or after January 1, 1998; and Subsection

3.1(g) shall be effective September 1, 1999.  An Employee shall become a Participant in this Plan as follows:

          (a)  Any Employee who was a Participant under the prior

provisions of the Plan as of the Effective Date shall continue to participate in accordance with the provisions of this amended and restated Plan.

          (b)  Any Employee who, in Plan Years beginning prior to

January 1, 1998, had both attained age 21 and completed 1,000 or more Hours of Service in a twelve (12) consecutive month period ending prior to a date on which the Plan had been amended and restated, shall continue as a Participant on such date.

          (c)   For Plan Years beginning prior to January 1,

1998, any other Employee shall become a Participant as of the

Entry Date next following the date on which he has both attained age 21 and completed 1,000 or more Hours of Service in a twelve

(12) consecutive month period.

          (d)  Solely for the purpose of determining an

Employee's eligibility for participation under Section 3.1(b) and

(c), the twelve (12) month period shall begin on the

Participant's Date of Employment.  Subsequent twelve (12) month periods shall begin on the anniversary of the Participant's Date of Employment.

          (e)  A Participant, or former Participant, who has a

vested interest in any of his accounts when he incurs a Break in

Service shall participate, again, as of his reemployment

commencement date.  If a Participant, or a former Participant,

does not have a vested interest in any of his accounts when he incurs a Break in Service, he shall be eligible to participate,

again, (i) with respect to Salary Reduction and Matching

Contributions upon his reemployment commencement date; and (ii)

with respect to Employer Contributions effective as of his

reemployment commencement date, upon completion of one Year of

Service (measured by the twelve (12) consecutive month period beginning on his reemployment commencement date and, if

necessary, subsequent twelve (12) month periods beginning on anniversaries of his reemployment commencement date).  The term

"reemployment commencement date" means the date on which the

Participant, or former Participant, is first credited with an

Hour of Service after having incurred a Break in Service.

          (f)   Eligibility Conditions - Notwithstanding anything

in this Section 3.1 to the contrary, effective for Plan Years commencing after December 31, 1997:

               (1)  Salary Reduction and Matching Contributions.

Each Employee of the Employer who has an election to make Salary

Reduction Contributions under the Plan on or after December 31,

1997 shall continue to participate in the Salary Reduction

Contributions and Matching Contributions as provided under the

Plan.  Any other Employee shall be eligible to become a

Participant, but only with respect to making Salary Reduction

Contributions to the Plan and, as applicable, receiving an

allocation of Matching Contributions with respect thereto,

beginning as of the first full payroll period beginning after the later of January 1, 1998 or the first day of the calendar month following the Date of Employment.

               (2)  Employer Contributions.  Each Participant in

the Plan on December 31, 1997 shall remain a Participant for purposes of sharing in an allocation of Employer Contributions.

Any other Employee shall become a Participant for purposes of sharing in an allocation of Employer Contributions as of the

Entry Date next following the date on which he has completed

1,000 or more Hours of Service in a twelve (12) consecutive month period as set forth in Section 3.1(d).

          (g)  Effective September 1, 1999, each individual who

was on that effective date an active participant in the Antrim

401(k) Plan shall become and be a Participant immediately on such date.  Salary Deferral elections and other administrative forms for such Participant under the Antrim 401(k) Plan shall be

assumed and recognized under the Plan until such time as a

Participant formerly covered by the Antrim 401(k) Plan properly changes, modifies or revokes such prior elections or other forms.

Employees of Antrim Corporation who, effective as of September

1, 1999, are not active participants in the Antrim 401(k) Plan shall be eligible to become a Participant in accordance with Section

3.1(f) above.

     3.2  Entry Date.  For purposes of this Article III, "Entry

Date" shall mean the first day of each month of the Plan Year.

     3.3  Year of Service.  An Employee shall receive credit for one Year of Service for each Plan Year during which he completes at least 1,000 Hours of Service.  However, if the Plan Year is less than twelve (12) consecutive months, an Employee shall

receive credit for one Year of Service if he completes at least

1,000 Hours of Service during the calendar year ending with the short Plan Year.  For the purpose of determining Participants'

Years of Service, the provisions of the Plan in effect at the end of each Plan Year shall govern with respect to all determinations regarding Years of Service and Breaks in Service.  For purposes of this Plan, Years of Service shall include all years of service credited to an Employee while employed by Antrim Corporation,

including without limitation those years of service prior to the date Antrim Corporation was a member of the Employer's controlled group (within the meaning of Section 2.15).

     3.4  Inactive Status.  If during a Plan Year, or in the case of a Plan Year which is less than twelve (12) consecutive months,

the calendar year ending with the short Plan Year, a Participant completes more than 500 Hours of Service, but less than 1,000

Hours of Service, his Employer Contribution Account shall be placed on "Inactive Status." In such event, the Participant shall not be entitled to share in the Employer contribution or forfeitures for the Plan Year, but his Employer Contribution

Account shall continue to receive its allocable share of any earnings or losses of the Trust Fund as provided in Section 6.4.

The Participant's Employer Contribution Account shall revert to active status upon completion of at least 1,000 Hours of Service in a subsequent Plan Year, or in the calendar year ending with the Plan Year, if the subsequent Plan Year is less than twelve

(12) consecutive months, so long as the Participant has not

incurred any Break in Service during the interim period.

     3.5  Break in Service.  For purposes of eligibility to

participate and subject to Section 3.8, a twelve (12) consecutive month period described in Section 3.1(d) during which a

Participant fails to complete more than 500 Hours of Service shall constitute a one year Break in Service.  For purposes of vesting, a Plan Year during which a Participant does not complete more than 500 Hours of Service shall constitute a one year Break in Service.  However, if the Plan Year is less than twelve (12)

consecutive months, a Participant shall incur a one year Break in

Service, for purposes of vesting, if he does not complete more than 500 Hours of Service during the calendar year ending with the short Plan Year.

     3.6  Crediting Service Following a Break in Service.  The

Years of Service of a Participant who has incurred a Break in

Service shall be determined in accordance with the following rules:

          (a)  If a Participant has a vested interest in any of

his accounts, all of his Years of Service shall be counted for vesting in the Participant's post-break account upon

participation following a Break in Service.

          (b)  Pre-break service of a Participant who does not

have a vested interest in any of his accounts shall be

disregarded if the number of consecutive one year Breaks in

Service equals or exceeds five (5), or if greater, the number of

Years of Service prior to such Break in Service.

          (c)  Service after a Break in Service shall be

disregarded for purposes of vesting in the pre-break Employer

Contribution Account of a Participant who does not have a vested interest in such Account if the number of consecutive one year

Breaks in Service equals or exceeds five (5).

          (d)  Separate Employer Contribution Accounts will be

maintained for the Participant's pre-break and post-break

Employer contributions.  Both accounts will share in the earnings and losses of the Trust Fund.

     3.7  Election Not to Participate.  A Participant may make a one-time irrevocable election not to participate in the Plan.

The election not to participate must be communicated to the

Employer or the Plan in writing by the Participant upon becoming eligible to participate in the Plan, and prior to the date any amount is credited to the Participant's Employer Contribution accounts.

     3.8       Military Leave.  If an Employee enlists or is

inducted into military service in the Armed Forces of the United

States under such circumstances as would entitle him to

reemployment rights under governing provisions of law, he shall be deemed to be on leave of absence unless a resignation is given by him and accepted by the Employer.  Contributions, benefits and service credit with respect to qualified military service (as defined in Code Section 414(u)(5)) will be provided in accordance with Code Section 414(u) which provides, among other things, that a Participant who is reemployed by the Employer in accordance with Chapter 43 of Title 38 of the United States Code:

     (a)  shall be treated with respect to this Plan as not

          having incurred a Break in Service by reason of such

          Participant's period of qualified military service;

     (b)  shall have each period of qualified military service

          credited as service with the Employer for purposes of

          determining the vesting and accrual of the

          Participant's Account under the Plan;

     (c)  shall be entitled to Employer contributions, if any,

          that are contingent on the making of, or that are

          derived from the Participant's own contributions only

          to the extent the Participant makes payment of such

          contributions to the Plan, subject to applicable Plan

          limits and during a period beginning on the first day

          of reemployment and continuing for the lesser of five

          (5) years or three (3) times the Participant's period

          of qualified military service;

     (d)  to the extent authorized by the Plan, shall be

          permitted to make his or her own additional

          contributions under the Plan in the maximum amount that

          the Participant would have been permitted to make under

          the annual Plan limitations if the Participant had

          continued to be employed by the Employer and received

          Compensation during his or her period of qualified

          military service, provided such contributions are made

          during a period beginning on the first day of

          reemployment and continuing for the lesser of five (5)

          years or three (3) times the Participant's period of

          qualified military service; and

     (e)  loan repayments shall be suspended during periods of

          qualified military service.

Nothing in this Section shall require any allocation of (i) any

Plan forfeitures with respect to a period of qualified military service or (ii) any investment performance with respect to any

Plan contributions before they are made.

                           ARTICLE IV

                     Regular Contributions
                     ---------------------


     4.1  Individual Accounts.  The Retirement Committee shall

keep adequate records to disclose the interest in the Trust Fund of each Participant, former Participant and Beneficiary in the form of individual accounts.  Each Participant shall have an

Employer Contribution Account and such other separate accounts as may be required hereunder.  The maintenance of such individual accounts shall be for accounting purposes only, and a segregation of the assets of the Trust Fund shall not be required.

     4.2  Employer Contributions.

          (a)  The Employer shall contribute to the Trust Fund

for each Plan Year such sums, if any, as the Board of Directors of the Employer may determine.

          (b)  The Employer's contributions shall be paid to the

Trust Fund no later than the due date of the Employer's Federal income tax return for the Employer's taxable year ending within or coincident with the Plan Year for which the contribution is made, including extensions thereof.

          (c) Notwithstanding the foregoing but subject to the

limitations on discriminatory benefits imposed by Code Section

401(a)(4), if there are two or more separate legal entities that participate in the Plan as Employers, the amount and level of

Employer contributions may be separately determined and

established on a separate basis with respect to each of the separate legal entities to and for the benefit of their respective Employees who are Participants.

     4.3  Participant Contributions.  Except as provided,

Participants are not permitted to make any contributions under this Plan.  All Participant contributions, if any, under prior provisions of the Plan shall be maintained in a separate account which shall be fully vested and share in the allocation of income pursuant to Article VI, but not in the allocation of Employer contributions and, if applicable, forfeitures.  The separate account shall be distributed in accordance with Article VIII.  A

Participant may withdraw any part of his separate account by making a written application to the Retirement Committee, subject to the spousal consent requirements of Section 9.1, if

applicable.  Elective Contributions under Article V are not

treated as Participant contributions for purposes of this

Section.

     4.4  Rollover From Other Plans.

          (a)  A Participant who has by reason of his separation

from service or termination of a plan become entitled to make a direct rollover election, or received a distribution, from

another plan that meets the requirements of Code Section 401(a)

(the "Other Plan") of the balance to his credit in the Other Plan or that is otherwise an eligible rollover distribution (as

defined in Code Section 402), may, in accordance with procedures adopted by the Retirement Committee, transfer the distribution received from the Other Plan to the Trust in a direct rollover or on or before the 60th day following receipt of the distribution from the Other Plan, or if such distribution had previously been deposited in an Individual Retirement Account ("IRA") and not

commingled with assets from other sources, on or before the 60th day following receipt of distribution from the IRA.  The amount transferred must not be more than the sum of the total

distribution attributable to the Other Plan plus, in the case of distribution from an IRA, the earnings thereon in the IRA, less the amount, if any, considered contributed by the Employee in accordance with Code Section 402.  Notwithstanding the foregoing,

no rollover contribution may be made to this Plan from a plan to which Code Section 401(a)(11) applies.

          (b)  The Retirement Committee shall develop such

procedures, and may require such information from an Employee desiring to make a rollover contribution as it deems necessary to determine that the proposed rollover contribution will meet the requirements of this Section.  The amount transferred shall be deposited in the Trust and shall be credited to a separate

"Rollover Contribution Account" for the Employee.

          (c)  The Rollover Contribution Account shall be fully

vested and share in the allocation of income pursuant to Section

6.4, but not in the allocation of Employer contributions and, if applicable, forfeitures.

          (d)  Rollover Contribution Accounts shall be

distributed in accordance with Section 5.10(c) and Article VII.

                           ARTICLE V

   Salary Reduction Contributions and Matching Contributions
   ---------------------------------------------------------



     5.1  Elective Contributions.  As soon as practical after the end of each pay period, the Employer shall deposit to the Trust the Elective Contributions of Participants who have entered into

Salary Reduction Agreements effective for such pay period,

pursuant to Section 5.2.  In addition, the Employer shall deposit to the Trust, and allocate to the Participants' Elective

Contribution Accounts, any amounts subject to a Salary Reduction

Agreement with respect to other Compensation that would have been received during the Plan Year, but for the Salary Reduction

Election, or that are attributable to services rendered during the Plan Year.  Any such additional contribution shall be

deposited to the Trust before the last day of the following Plan

Year.  Each Participant's share of any Elective Contribution shall be credited to the Participant's separate Elective

Contribution Account as soon as practical, but in all events effective on or before the last day of the Plan Year to which the compensation relates.

     5.2  Salary Reduction Agreements  Each Participant may elect in writing, on such forms as provided by the Retirement

Committee, to reduce his Compensation otherwise payable by the

Employer by a percentage (in 1/2 percent increments or, for

elections made on or after September 1, 1999, in whole percentage increments) chosen by the Participant, and have the amount of such reduction credited to the Participant's Elective

Contribution Account.  Salary deferral elections may be made upon eligibility for participation, and thereafter made or changed once per calendar quarter (or such more frequent times as may be provided by the Retirement Committee) as to future Compensation only.  For purposes of this Section 5.2 and Section 5.3(b) (and all provisions of this Plan relating thereto), the term

"Participant" shall include those Employees who are eligible to make a Salary Reduction Contribution under the Plan pursuant to

Section 3.1(f)(1).  A Participant may revoke a salary deferral election at any time during the Plan Year.  Salary Deferral

elections under the Antrim 401(k) Plan in periods prior to

September 1, 1999, shall be enforceable and recognized under the

Plan until such time as a Participant formerly covered by the

Antrim 401(k) Plan properly changes, modifies or revokes such prior elections.

     5.3  Matching Contributions.  The Employer may at its

election make an additional contribution which is conditioned on

Participants' Elective Contributions.  Any Matching Contribution

shall be credited to the Participant's Matching Contribution

Account.  Matching Contributions shall be allocated among the

Matching Contribution Accounts of Participants in a uniform ratio to the Elective Contributions of each Participant for the same period and shall be made available in a manner that does not discriminate in favor of Highly Compensated Employees.  Effective for the first Plan Year after December 31, 1997, and for each

Plan Year thereafter until otherwise modified by the Employer in its discretion, the Employer shall provide a Matching

Contribution in an amount equal to 100% of the Participant's

Elective Contributions under Section 5.1, up to a maximum

Matching Contribution of 3% of such Participant's Compensation.

The Employer Matching Contribution provided under this Section

5.3 shall be paid to the Trust Fund at such time or times as may be determined by the Employer, but no later than the due date of the Employer's Federal income tax return (including actual

extensions thereof) for the Employer's taxable year ending within or coincident with the Plan Year for which the Matching

Contribution is made.

     5.4  Qualified Non-Elective Contributions.  The Employer may

also make an additional contribution, or designate part of the

Employer Contribution under Article IV, as a Qualified Non-

Elective Contribution pursuant to this Section.  All Qualified

Non-Elective Contributions shall be credited to the Participants'

Elective Contribution Accounts in the same proportion as each

Participant's Compensation for the Plan Year bears to total

Compensation for all Participants for the Plan Year.  Qualified

Non-Elective Contributions shall be allocated among the accounts of all Participants without regard to whether the Participant has

Elective Contributions for the year.

     5.5  Maximum Contribution.  In no event shall contributions under this Article V for any Plan Year cause the total amount contributed on behalf of any Participant to exceed the amount permitted under Section 6.3 or the maximum amount deductible under Section 404 of the Code.  During any taxable year, no

Participant shall be permitted to make Elective Deferrals under the Plan or any other qualified plan maintained by the Employer in excess of the dollar limitation that is in effect under Code

Section 402(g) at the beginning of the taxable year.

     5.6  Nondiscrimination Requirements.  Elective Contributions

made under the Plan for any Plan Year must satisfy the ADP test described in subsection (a) below, and Matching Contributions and

Voluntary Contributions made under the Plan for any Plan Year must satisfy the ACP test described in subsection (b) below.

          (a)  The ADP for Participants who are Highly

Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are non-Highly Compensated Employees for the

immediately preceding Plan Year either (1) multiplied by 1.25; or

(2) multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for

Participants who are non-Highly Compensated Employees by more than two (2) percentage points.

          (b)  The ACP for Participants who are Highly

Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are non-Highly Compensated Employees for the

immediately preceding Plan Year either (1) multiplied by 1.25; or

(2) multiplied by 2.0 provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for

Participants who are not Highly Compensated Employees by more than two (2) percentage points.

          (c)  The ADP and ACP for any Participant who is a

Highly Compensated Employee for the Plan Year and who is eligible to have Elective Contributions and/or Matching Contributions allocated to his or her accounts under two or more arrangements described in section 401(a) of the Code, that are maintained by the Employer, shall be determined as if all such Elective

Contributions were made under a single arrangement, and all such

Matching Contributions were made under a single arrangement.

          (d)  In the event that this Plan satisfies the

requirements of sections 401(k), 401(m), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the ADP and ACP of Employees as if all such plans were a single plan.  For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(k) and 401(m) of the Code only if they have the same Plan Year.

          (e)  [Reserved; Intentionally left blank]

          (f)  For purposes of determining ADP, Elective

Contributions, Qualified Non-elective Contributions and Qualified

Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which the contributions relate.

          (g)  If one or more Highly Compensated Employees

receives allocations subject to both the ADP and the ACP test,

and the sum of the ADP and ACP for all Highly Compensated

Employees exceeds the Aggregate Limit, then the ACP of those

Highly Compensated Employees who also receive an allocation

subject to the ADP test will be reduced (beginning with such

Highly Compensated Employee whose amount of contributions subject to ACP testing is the highest) so that the limit is not exceeded.

The amount by which each Highly Compensated Employee's Matching

Contribution Amount is reduced shall be treated as an Excess

Aggregate Contribution.  The ADP and ACP of the Highly

Compensated Employees are determined after any corrections

required to meet the ADP and ACP tests.  This subparagraph (g)

shall not apply if either the ADP or ACP of the Highly

Compensated Employees for the Plan Year does not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly Compensated

Employees for the immediately preceding Plan Year.

          (h)  If a Highly Compensated Employee participates in

two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single

arrangement.

          (i)  For purposes of the ACP test, Voluntary

Contributions are considered to have been made in the Plan Year in which contributed to the Trust.  Matching Contributions and

Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

     5.7  Distribution of Excess Contributions.  Notwithstanding

any other provision of this Plan, Excess Contributions (as

defined in Section 5.12 below), plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to the Participants to whose accounts such Excess Contributions were allocated for the preceding Plan

Year.  Such distributions shall be made to Highly Compensated

Employees on the basis of the dollar amount of the Excess

Contributions on behalf of, or by, each of such Employees.  For purposes of determining the amount of Excess Contributions to be distributed under this Section, Excess Contributions shall be reduced by any Excess Elective Deferrals previously distributed to a Participant for the Participant's taxable year ending with or within the Plan Year.  Excess Contributions shall be treated as Annual Additions under Section 6.3.

          Excess Contributions shall be adjusted for any income

or loss up to the date of distribution.  The income or loss

allocable to Excess Contributions is the sum of:  (1) income or loss allocable to the Participant's Elective Contribution

Account, for the Plan Year multiplied by a fraction, the

numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's account balance attributable to Elective Contributions without regard to any income or loss occurring during such Plan Year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     5.8  Distribution of Excess Aggregate Contributions.

Notwithstanding any other provision of this Plan, Excess

Aggregate Contributions (as defined in Section 5.12 below), plus any income and minus any loss allocable thereto, shall be

distributed no later than the last day of each Plan Year to

Participants to whose accounts such Excess Aggregate

Contributions were allocated for the preceding Plan Year.  Such distributions shall be made to Highly Compensated Employees on the basis of the dollar amount of the Excess Aggregate

Contributions on behalf of, or by, each of such Employees.

          Excess Aggregate Contributions shall be adjusted for

any income or loss up to the date of distribution.  The income or loss allocable to Excess Aggregate Contributions is the sum of:

(1) income or loss allocable to the Participant's Matching

Contribution Account (if any, and if all amounts therein are not used in the ADP test) multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's account balance attributable to Matching Contribution Amounts without regard to any income or loss occurring during such Plan Year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

          In applying this Section 5.8, Excess Aggregate

Contributions shall be distributed on a pro-rata basis from the

Participant's Voluntary Contribution Account, Matching

Contribution Account, and Qualifying Matching Contribution

Account (and, if applicable, the Participant's Qualified Non-

Elective Contribution Account or Elective Contribution Account or

both). Excess Aggregate Contributions shall be treated as Annual

Additions under Section 6.3.

     5.9  Vesting.  Notwithstanding anything to the contrary in this Plan, the Participant's interest in all amounts in his

Elective Contribution Accounts shall be one hundred percent

(100%) vested at all times.

     5.10 Distributions of Elective Contributions, Rollover

Contributions and Matching Contribution Accounts.

          (a)  Matching Contribution Accounts shall be

distributed in accordance with Section 7.3, Article VIII, Article

IX and Section 11.2.

          (b)  Elective Contribution Accounts shall be

distributed as follows:

               (1)  Upon separation from service, retirement or

Disability, or death, in accordance with Section 7.3, Article

VIII and Article IX, respectively;

               (2)  Upon termination of the Plan, in accordance

with Section 11.2, but only if another defined contribution plan

(other than an employee stock ownership plan or simplified

employee pension) is not established or maintained after

termination of the Plan.

               (3)  On or after attainment of age 59-1/2, upon

application to the Retirement Committee, a Participant may

receive a lump-sum distribution of all or a portion of his

Elective Contribution Account;

               (4)  As provided in Section 5.10(c).

          (c)  In the event of hardship, upon application to the

Retirement Committee, a Participant may receive a distribution of all or a portion of his Rollover Contribution Account and

Elective Contribution Account (excluding any earnings credited to a Participant's Elective Contribution Account after July 1,

1989), but only if all of the following conditions are satisfied:

               (1)  The amount distributed must not exceed the

amount of an immediate and heavy financial need (including

amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the

distribution) of the Participant.  For purposes of this paragraph

(4), the following shall be deemed an immediate and heavy

financial need of the Participant:

                    (i)  deductible medical expenses of the

Participant or dependents of the Participant;

                    (ii) purchase (excluding mortgage payments)

of a principal residence of the Participant;

                    (iii)payment of tuition and related

educational fees for the next 12 months of post-secondary

education for the Participant, the Participant's spouse, children or dependents; or

                    (iv) the amounts necessary to prevent

eviction of the Participant from his principal residence, or foreclosure on the mortgage of the Participant's principal

residence.

               (2)  The Participant must have obtained all other

distributions, and all non-taxable loans available to him under this Plan and all other Plans of the Employer, whether or not qualified under Section 401 of the Code.  A Participant shall not receive a distribution of any portion of his Elective

Contribution Account unless such Participant has first received all available funds (if any) from his Rollover Contribution

Account under this subsection 5.10(c).

               (3)  No Elective Contributions shall be made for

the Participant to this Plan or to any other qualified or

non-qualified deferred compensation plan of the Employer for a period of twelve (12) months following the date that the hardship distribution was received, and the Participant shall not be

permitted to make voluntary contributions under this Plan or any other plan of the employer during such twelve (12) month period.

               (4)  The Participant may not make Elective

Contributions to this Plan or any other Plan of the Employer for the taxable year immediately following the taxable year of the hardship distribution in excess of the dollar limitation in effect under Code Section 402(g), reduced by the amount of the

Participant's Elective Contributions under this Plan or any other plan of the Employer for the taxable year of the hardship

distribution.

          In no event may a Participant's Elective Contribution

Account be distributed earlier than upon the occurrence of one of the events described above.  For purposes of applying this

Section, hardship distributions under the Antrim 401(k) Plan prior to September 1, 1999, shall be recognized and treated as if they were a hardship distribution under this Plan.

     5.11 Distribution of Excess Elective Deferrals.

          (a)  If Excess Elective Deferrals were made on behalf

of a Participant during a taxable year, not later than the first

March 1 following that taxable year, the Participant may notify the Retirement Committee of the amount of the Excess Elective

Deferrals made during the prior taxable year, and may assign such

Excess Elective Deferrals to his Elective Contribution Account.

A Participant shall be deemed to have notified the Retirement

Committee of any Excess Elective Deferrals made under this Plan during the prior taxable year.  For purposes of this deemed

notification, Excess Elective Deferrals shall be determined by taking into account only the Elective Deferrals made under this

Plan and any other plan of the Employer.

          (b)  Upon such notice to the Retirement Committee, and

notwithstanding any provision of this Plan to the contrary, any

Excess Elective Deferrals (adjusted for gains or losses) made under or assigned to this Plan shall be distributed to the

Participant no later than the first April 15 following the

taxable year during which the Excess Elective Deferrals were made.

          (c)  In determining the amount of Excess Elective

Deferrals to be distributed under this Section 5.11, Excess

Elective Deferrals shall be reduced by any Excess Contributions previously distributed to the Participant for the Plan Year

beginning with or within the Participant's taxable year.  Also,

the amount of Excess Elective Deferrals to be distributed shall be adjusted for any income or loss as of the date of

distribution.  For this purpose, the income or loss allocable to the Excess Elective Deferrals shall equal the sum of (1) income or loss allocable to the Participant's Elective Contribution

Account for the taxable year multiplied by a fraction, the

numerator of which is the Participant's Excess Elective Deferrals for the year and the denominator of which is the Participant's

Elective Contribution Account balance determined without regard to any income or loss occurring during the taxable year; and (2)

ten percent (10%) of the amount determined under (1) multiplied by the number of whole calendar months between the end of the

Participant's taxable year and the date of distribution, taking into account the month of distribution only if occurring after the 15th of such month.  In no event shall the amount of Excess

Elective Deferrals distributed to an individual under this

Section 5.11 exceed the individual's total Elective Contributions under the Plan for the taxable year.

     5.12 Article V Definitions.  The following definitions shall apply to this Article:

          "Average Contribution Percentage" or "ACP" shall mean

for a specified group of Participants, the average of the ratios calculated separately for each Participant in such group of (1)

the Matching Contribution Amount of such Participant; over (2)

the Participant's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year).  For purposes of this paragraph, "Participant" means any Employee who has met the eligibility requirements of the Plan and is directly or indirectly eligible to receive an allocation of Matching

Contributions (including forfeitures) or make Voluntary

Contributions (or Elective Contributions if the Employer takes such contributions into account in determining the ACP),

including any Employee who would be a Participant but for the failure to make any required contributions; any Employee whose right to receive Matching Contributions has been suspended

because of an election not to participate (other than a one-time irrevocable election not to participate); and any Employee who cannot receive a Matching Contribution or make a Voluntary

Contribution because of the limitations of Section 6.3, relating to Annual Additions.  In the case of a Participant who receives no allocation of Matching Contributions and makes no Voluntary

Contributions (and no Elective Contributions are taken into account in determining the ACP), the ratio that is to be included for such Participant in determining the ACP is zero (0).

          "Aggregate Limit" shall mean the sum of (1) 1.25 times

the greater of the ADP of the non-Highly Compensated Employees or

the ACP of non-Highly Compensated Employees and (2) two

percentage points, plus the lesser of such ADP or ACP.  In no event, however, shall (2) exceed twice the lesser of such ADP or

ACP.  "Lesser" is substituted for "greater" in "(1)", above, and

"greater" is substituted for "lesser" in "(2)" if it would result in a larger Aggregate Limit.

          "Actual Deferral Percentage" or "ADP" shall mean, for a

specified group of Participants, the average of the ratios

(calculated separately for each Participant in such group) of (1)

the amount actually paid over to the Trust on behalf of such

Participant for the Plan Year on account of any Elective

Contributions made pursuant to the Participant's salary reduction agreement, excluding Elective Contributions that are taken into account in the ACP test (provided the ADP test is satisfied both with and without exclusion of these Elective Contributions) over

(2) the Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

For purposes of this paragraph, a Participant means any Employee who is directly or indirectly eligible to make an Elective

Contribution under the Plan for all or a part of the Plan Year,

including any Employee who would be a Participant but for the failure to make required contributions; any Employee whose eligibility to make Elective Contributions has been suspended as a result of an election not to participate (other than a one-time irrevocable election not to participate); and any Employee who cannot make any Elective Contributions because of the limitations in Section 6.3, relating to Annual Additions.  In the event that a Participant makes no Elective Contributions, and no Qualified

Non-Elective or Qualified Matching Contributions are taken into account with respect to the Participant, the ratio that is to be included for the Participant in determining the ADP is zero (0).

          "Elective Contribution" shall mean a contribution for

the benefit of a Participant pursuant to a salary reduction

agreement.

          "Elective Contribution Account" shall mean the separate

account to which a participant's Elective Contributions are

credited, pursuant to Section 5.1.

          "Elective Deferrals" shall mean, for a taxable year,

the sum of:  (1) Elective Contributions made under this Plan or any other qualified plan of the Employer; (2) any employer

contributions made on behalf of a Participant under any other

Code Section 401(k) plan, simplified employee pension cash or deferred arrangement described in Code Section 401(h)(1)(B), or eligible deferred compensation plan under Code Section 457; and

(3) any employer contributions made on behalf of a participant to purchase an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any Elective Deferrals properly distributed as excess

Annual Additions.

          "Excess Elective Deferrals" shall mean the amount of

Elective Deferrals for a Participant's taxable year which exceeds the dollar limitation in effect under Code Section 402(g) at the beginning of the taxable year and which are includible in the

Participant's gross income under that Section of the Code.  Any

Excess Elective Deferrals that are not distributed in accordance with Section 5.11 shall be treated as Annual Additions under

Section 6.3.

          "Excess Aggregate Contributions" shall mean, with

respect to any Plan Year, the excess of:  (1) the aggregate

Matching Contribution Amounts on behalf of Highly Compensated

Employees for such Plan Year, over (2) the maximum Matching

Contribution Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated

Employees in order of their ACP beginning with the highest of such percentages).

          "Excess Contributions" shall mean, with respect to any

Plan Year, the excess of:  (1) the aggregate amount of Employer contributions actually taken into account in computing the ADP of

Highly Compensated Employees for such Plan Year, over (2) the maximum amount of such contributions permitted by the ADP test

(determined by reducing contributions made on behalf of Highly

Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

          "Matching Contribution" shall mean a contribution for

the benefit of a Participant pursuant to Section 5.3.

          "Matching Contribution Account" shall mean the separate

account to which Matching Contributions on behalf of a

Participant are credited pursuant to Section 5.3.

          "Matching Contribution Amount(s)" shall mean the sum of

the Voluntary Contributions, Matching Contributions, and

Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the plan on behalf of the Participant for the Plan Year.  Such Matching

Contribution Amounts shall include forfeitures of Excess

Aggregate Contributions or Matching Contributions allocated to the Participant's account.  The Employer also may elect to use

Elective Contributions in the Matching Contribution Amounts so

long as the ADP test is met before the Elective Contributions are used in the ACP test and continues to be met following the

exclusion of those Elective Contributions that are used to meet the ACP test.

          "Qualified Matching Contributions" shall mean Matching

Contributions which are subject to the distribution and

nonforfeitability requirements under Section 401(k) of the Code when made.

          "Qualified Non-Elective Contributions" shall mean

contributions (other than Matching Contributions or Qualified

Matching Contributions) made by the Employer, pursuant to Section

5.4 and allocated to Participants' accounts that the Participants may not elect to receive in cash until distributed from the Plan;

that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Contributions and Qualified Matching

Contributions.

          "Voluntary Contribution" shall mean any contribution

made to the Plan by or on behalf of a Participant that is

included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

                           ARTICLE VI

                     Participants' Accounts
                     ----------------------



     6.1  Allocations of Employer Contributions.  As of the last day of each Plan Year, the Employer contribution for the Plan

Year shall be allocated among the Employer Contribution Accounts of all Participants who are then employed by the Employer,

excluding any Employer Contribution Accounts on Inactive Status,

in the proportion that each Participant's Compensation during the

Plan Year bears to the total Compensation during the Plan Year of all Participants entitled to share in such allocation.  For the purpose of allocation hereunder, Compensation of an Employee prior to participation or reparticipation shall be disregarded.

No allocation shall be made with respect to a Participant whose employment by the Employer terminates prior to the last day of the Plan Year.

     6.2  Use or Allocation of Forfeitures.  (a)  Subject to

Section 7.4, amounts which have been credited to a Participant's

Employer Contribution Account or Matching Contribution Account

and which are forfeited for any reason shall be used first to restore accounts under Section 7.4 and then to reduce the total amount of the Employer Matching Contributions required to be provided pursuant to Section 5.3 for the Plan Year in which the forfeiture occurs; to the extent there are any forfeitures

remaining because they exceed the actual Matching Contribution made by the Employer for such year, then next applied to the payment of Plan administrative expenses as provided in Section

5.3 of the Trust; and, then to the extent not so used, allocated as an Employer Contribution in accordance with Section 6.1.

Notwithstanding the foregoing but subject to the limitations on discriminatory benefits imposed by Code Section 401(a)(4), if there are two or more separate legal entities that participate in the Plan as Employers, forfeitures under the Plan (i) may be separately determined, and established on a separate basis, with respect to and for the benefit of their respective former

Employees who were Participants and for which such forfeitures are attributable and (ii) may be used and applied in accordance with this Section 6.2 specifically with respect to Matching

Contributions, administrative expenses and Participant Accounts attributable to each of such separate legal entities.

          (b)  Amounts which have been credited to a

Participant's Employer Contribution Account and which are

forfeited for any reason in periods prior to January 1, 1998,

shall be reallocated to the Employer Contribution Accounts of the

Participants entitled to receive an allocation of the Employer contribution as of the last day of the Plan Year in which such forfeiture occurs in the same manner as the Employer contribution for such Plan Year is allocated under Section 6.1, subject to the limitations in Section 6.3.  Amounts which have been credited to a Participant's Matching Contribution Account and which are

forfeited for any reason in periods prior to January 1, 1998,

shall be reallocated to the Matching Contribution Accounts of the

Participants entitled to receive an allocation of a Matching

Contribution as of the last day of the Plan Year in which such forfeiture occurs in the same manner as a Matching Contribution for such Plan Year is allocated under Section 5.3, subject to

Section 6.3.

     6.3  Maximum Additions.

          (a)  Notwithstanding any provision in the Plan to the

contrary, the amount of Annual Additions credited to a

Participant's accounts for the Plan Year shall not exceed the lesser of $30,000 or twenty five percent (25%) of the

Participant's Compensation (the "maximum permissible amount"),

except that in calculating the maximum permissible amount, the

$30,000 limitation shall be increased as permitted by Treasury regulations to reflect cost-of-living adjustments.  For any Plan

Year which is less than twelve (12) consecutive months, the term

"calendar year ending with or within the Plan Year" shall be substituted for the term "Plan Year" wherever such term appears in this Section 6.3.

          (b)  Notwithstanding the foregoing, the Annual

Additions which may be credited to a Participant's accounts under the Plan for any Plan Year shall not exceed the maximum

permissible amount, reduced by the Annual Additions credited to a

Participant's accounts under all defined contribution plans,

welfare benefit funds and individual medical accounts maintained by the Employer.  If the Annual Additions with respect to the

Participant under the other defined contribution plans, welfare benefit funds or individual medical accounts maintained by the

Employer are less than the maximum permissible amount, and the

Employer contribution that would otherwise be contributed or allocated to the Participant's accounts under this Plan would cause the aggregate Annual Additions for the Plan Year to exceed the maximum permissible amount, the amount contributed or

allocated under this Plan will be reduced in order to ensure that the aggregate Annual Additions do not exceed the maximum

permissible amount for the Plan Year.  If the annual Additions with respect to the Participant under such other defined

contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no

amount will be contributed or allocated to the Participant's account under this Plan for the Plan Year.  If the maximum

permissible amount is exceeded or as a result of the allocation of forfeitures there is an excess amount, the excess will be disposed of as follows:

               (1)  Any nondeductible voluntary employee

contributions, to the extent they would reduce the excess amount,

will be returned to the Participant.

               (2)  If after the application of subparagraph (1)

an excess amount still exists, and the Participant is covered by the Plan at the end of the Plan Year, the excess amount in the

Participant's account will be used to reduce Employer

contributions (including any allocation of forfeitures) for such

Participant in the next Plan Year, and each succeeding Plan Year if necessary.

               (3)  If after the application of subparagraph (1)

an excess amount still exists, and the Participant is not covered by the Plan at the end of the Plan Year, the excess amount will be held unallocated in a suspense account.  The suspense account will be applied to reduce future Employer contributions for all remaining Participants in the next Plan Year, and each succeeding

Plan Year if necessary.

               (4)  If a suspense account is in existence at any

time during a Plan Year pursuant to this Section, it will not participate in the allocation of the trust's investment gains and losses.  If a suspense account is in existence at any time during a particular Plan Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any

Employer or any Employee contributions may be made to the Plan for that Plan Year.  Excess amounts may not be distributed to

Participants or former Participants.

          (c)  The provisions of this subsection (c) shall not

apply with respect to Plan Years commencing on or after January

1, 2000.  If an Employee is a Participant at any time in both a defined benefit plan and a defined contribution plan maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year may not exceed 1.0.  The defined benefit plan fraction for any Plan Year is a fraction, the numerator of which is the Participant's projected Annual benefit under the Plan (determined at the close of the Plan Year) and the denominator of which is the lesser of

1.25 multiplied by $90,000 or such greater amount permitted by

Treasury regulations to reflect cost-of-living adjustments; or

1.4 multiplied by 100% of the Participant's average monthly

Compensation, as defined in Section 1.415-2(d)(1)(i) of the

Treasury Regulations, during the three consecutive years when the total Compensation paid to him was highest.  The defined

contribution plan fraction for any Plan Year is a fraction, the numerator of which is the sum of the Annual Additions to the

Participant's accounts in such Plan Year and for all prior Plan

Years and the denominator of which is the sum of the applicable maximum amounts of Annual Additions which could have been made under Section 415(c) of the Code for such Plan Year and for all prior years of such Participant's employment (assuming for this purpose, that said Section 415(c) had been in effect during such prior years).  The applicable maximum amount for any Plan Year shall be equal to the lesser of 1.25 multiplied by the dollar limitation in effect for such Plan Year under Subsection

415(c)(1)(A) of the Code; or 1.4 multiplied by 25% of the

Participant's Compensation for such Plan Year.  At the election of the Retirement Committee, special transitional rules may apply for both the defined benefit fraction and the defined

contribution fraction for Employees who were Participants as of

December 31, 1982.

          (d)  For purposes of this limitation, all defined

benefit plans of the Employer (and members of its controlled group), whether or not terminated, are to be treated as one

defined benefit plan, and all defined contribution plans of the

Employer (and members of its controlled group), whether or not terminated, are to be treated as one defined contribution plan.

The extent to which Annual Additions under the Plan shall be reduced as compared with the extent to which the Annual benefit under any defined benefit plans shall be reduced in order to achieve compliance with the limitations of Section 415 of the

Code shall be determined by the Retirement Committee in such a manner so as to maximize the aggregate benefits payable to such

Participant.  If such reduction is under this Plan, the

Retirement Committee shall advise affected Participants of any additional limitation on their Annual benefits required by this paragraph.

          (e)  The above limitations are intended to comply with

the provisions of Section 415 of the Code so that the maximum benefits provided by plans of the Employer and members of its controlled group shall be exactly equal to the maximum amounts allowed under Section 415 of the Code and regulations thereunder.

If there is any discrepancy between the provisions of this

Section 6.3 and the provisions of Section 415 of the Code and regulations thereunder, such discrepancy shall be resolved in such a way as to give full effect to the provisions of Section 15 of the Code.

          (f)  For purposes of this Section:

               (1)  "Annual Additions" shall mean, for a Plan

Year, the sum of:  (i) Employer contributions, including Elective

Contributions and Matching Contributions, but excluding

restoration of a Participant's Accrued Benefit under Section 7.4 and any transfer of funds to the Plan from another qualified plan; (ii) Employee Contributions, excluding Rollover

Contributions, repayment of amounts distributed in accordance with Section 7.4 and any transfer of funds to the Plan from

another qualified plan; and (iii) forfeitures.  In addition,

amounts allocated after March 31, 1984 to an individual medical account (within the meaning of Code Section 415(1)(2)) which is part of a pension or annuity plan maintained by the Employer are treated as Annual Additions under a defined contribution plan.

Also, any amounts which are derived from contributions paid or accrued after December 31, 1985, and allocated to the separate account of a Key Employee under a welfare benefit fund (within the meaning of Code Section 419(e)) maintained by the Employer,

shall be treated as Annual Additions under a defined contribution plan in taxable years ending after December 31, 1985, but only to the extent that such amounts are attributable to post-retirement medical benefits.

               (2)  For purposes of this Section 6.3 only,

"Compensation" shall mean, for a Plan Year (or if the Plan Year is less than twelve consecutive months, for the calendar year ending with the short Plan Year), all wages, salaries and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includible in gross income (including, but not

limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as

described in Treasury regulation 1.62-2(c)) plus, effective on and after January 1, 1998, amounts not included in income by reason of being elective deferrals under Code Section 402(g) or pre-tax contributions under Code Section 125, but the following shall be excluded in determining Compensation:

                    (i)  Employer contributions to a plan of

deferred compensation which are not includible in the Employee's gross income, Employee contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, and any distributions from a plan of deferred

compensation;

                    (ii) amounts realized from the exercise of a

nonqualified stock option, or when restricted stock (or property)

held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                    (iii) amounts realized from the sale,

exchange or other disposition of stock acquired under a qualified stock option; and

                    (iv) other amounts which receive special tax

benefits, such as premiums for group-term life insurance (but only to the extent not includible in gross income), or

contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described under Code Section 403(b) (whether or not the

contributions are actually excludable from the gross income of the Employee).

                    Compensation for any Self-Employed Individual

shall mean Earned Income.

                    For Plan Years beginning after December 31,

1991, Compensation for a Plan Year is the Compensation actually paid or made available during such Plan Year, except that

Compensation for a Participant who has incurred a Disability is the Compensation that the Participant would have received for the

Plan Year if he had been paid at the rate of Compensation paid immediately before incurring the Disability.  However, imputed compensation may be taken into account under this paragraph only if the Participant is not a Highly Compensated Employee and the

contributions made on his behalf are one hundred percent (100%)

vested when made.

               (3)  Employer shall include all members of a

controlled group of corporations and all commonly controlled trades or businesses as defined in Code Sections 414(b) and (c),

and as modified by Code Section 415(h).  Employer shall also include any affiliated service groups of the Employer and any other entity required to be aggregated pursuant to Code Sections

414(m) and (o).

     6.4  Annual or Other More Periodic Valuation of

Participants' Accounts.  As of the last day of each Plan Year or at such other more frequent times as may be established by the

Retirement Committee, the Retirement Committee shall revalue the account or accounts of each Participant so as to reflect to each account a proportionate share in any increase or decrease in the fair market value of the assets in the Trust Fund as of that date as compared with the value of the assets in the Trust Fund as of the last annual or other more periodic valuation or of the latest interim valuation.  Such increase or decrease shall be allocated to each account in proportion to the total value of each such account as of the last valuation.  No amount shall be allocated hereunder to any segregated account or to any Employer

Contribution Account holding only the unvested portion of a

terminated Participant's account.

     6.5  Interim Valuation.  If, on the date a Participant

becomes entitled to a distribution under the Plan, there has been a substantial change in the fair market value of the Trust Fund,

then, to the extent that the Retirement Committee deems it

necessary, the Retirement Committee shall value the account of each Participant so as to reflect in each such account a

proportionate share in any increase or decrease in the fair

market value of the assets of the Trust Fund as of that date as compared with the fair market value of the assets in the Trust

Fund as of the last preceding valuation.  The increase or

decrease resulting from an interim valuation shall be allocated to each Participant's account in the same manner as the

allocation described in Section 6.4 for the annual valuation.

     6.6  Annual or Other Periodic Statement.  Upon completion of the annual or other periodic valuation and the allocations

required for the Plan Year, the Retirement Committee shall

provide each Participant a statement showing the fair market value of the Participant's account and the allocations made to,

or charges against, the Participant's account during the

preceding Plan Year or since the most recent statement.

                          ARTICLE VII

                            Vesting
                            -------



     7.1  No Vested Rights Except as Provided Herein.  Neither

the making of any allocations nor the credit of any amount to the account of a Participant shall give any Participant any right to,

or interest in, any assets of the Trust Fund, or any right to payment, except as expressly provided in this Plan.

     7.2  Vesting In Employer Contribution Account and Matching

Contribution Account.  The percentage of a Participant's Employer

Contribution Account and Matching Contribution Account which is vested in such Participant shall be based upon such Participant's

Years of Service.  If an Employee participated in the Plan during any Plan Year that ended on or before September 30, 1987, the vesting schedule in effect under the Plan at such time shall apply to the Employee for all purposes hereunder.  Any Employee who is a Participant or shall become a Participant on or after the effective date of this amended and restated Plan shall become vested in accordance with the following schedule:



     Years of Service         Vested Percentage
     ----------------         -----------------
          1                        33 1/3%
          2                        66 2/3%
          3                        100%

Notwithstanding the foregoing and effective September 1, 1999,

the Vested Percentages shall be changed as follows:



     Years of Service         Vested Percentage
     ----------------         -----------------
          1                        34%
          2                        67%
          3                        100%

     7.3  Distribution Upon Termination Prior to Normal

Retirement Age.  If a Participant's employment by the Employer terminates prior to Normal Retirement Age for any reason other than death or Disability, the Participant's interest in the Trust

Fund shall be distributed as follows:

          (a)  The Participant may elect to have his vested

interest in the Trust Fund distributed by the later of (i) sixty

(60) days after the end of the Plan Year in which his employment terminates or (ii) the date on which the valuation of accounts for such Plan Year and all other necessary actions for processing such distribution have been completed.  The Participant's

election shall be made in accordance with uniform rules of the

Retirement Committee.  Distribution shall be in a lump sum, as provided in Section 8.2.

          (b)  An election to receive a distribution in

accordance with subsection (a) above shall be effective only if the Participant is notified that he may defer distribution of his interest in the Trust Fund until attainment of Normal Retirement

Age, and consents in writing to the immediate distribution of his interest. The notice described in the preceding sentence shall be provided to the Participant not less than 30 days, and not more than 90 days, prior to the date on which the Participant's interest is actually distributed to him, and shall be provided in a manner that would satisfy the notice requirement of Code

Section 417(a)(3).  The written consent of the Participant shall be valid only if it is obtained after the Participant receives the notice of his right to defer the immediate distribution, but in no event more than 90 days prior to the date his interest is actually distributed to him.  A Participant who does not receive the notice required by this subsection, or who does not consent to the immediate distribution of his interest, shall be treated as having elected not to receive a distribution under subsection

(a) above.

          (c)  If a Participant does not elect to receive an

immediate distribution of his interest as provided in subsection

(a) above, distribution of his interest in the Trust Fund shall be deferred until he attains Normal Retirement Age or otherwise requests a distribution of his interest in accordance with

uniform rules of the Retirement Committee, whichever is earlier.

In such event, the Participant's accounts shall be placed on

"Inactive Status," and he shall not be entitled to share in any contributions or, if applicable, forfeitures.  However, the

Participant shall continue to participate in the allocation of earnings (or losses) of the Trust Fund as provided in Section

6.5.  In the event that the Participant becomes reemployed by the

Employer while his accounts remain on "Inactive Status," he shall again be eligible to share in any contributions and, if

applicable, forfeitures upon meeting the requirements of Section

3.1(e).

          (d)  Notwithstanding any provision of this Section 7.3

to the contrary, if the present value of the Participant's vested account balances derived from Employer and Employee contributions is not greater than $3,500 (or, for Plan Years starting on and after January 1, 1998, $5,000), the Participant will receive a lump-sum distribution of the value of his entire vested interest in such account balances, and the nonvested portion will be

treated as a forfeiture as of the date of distribution.  For purposes of this Article VII, if the value of the Participant's vested account balances is zero, the Participant shall be deemed to have received a distribution of such vested account balances.

          (e)  If an Employee terminates service, and elects in

accordance with the requirements of this Section 7.3 to receive the value of the Employee's vested account balance, the nonvested portion will be treated as a forfeiture.  If the Employee elects to have distributed less than the entire vested portion of the account balance derived from Employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to

Employer contributions and the denominator of which is the total value of the vested Employer derived account balance.

          (f)  Except as provided in subsections (d) and (e)

above, if a Participant whose employment with the Employer has terminated is not reemployed by the Employer before he incurs five (5) consecutive one-year Breaks in Service, the nonvested portion of his Employer Contribution Account and Matching

Contribution Account shall be forfeited when such Participant incurs five (5) consecutive one-year Breaks in Service, and shall be used or reallocated among other Participants as provided in

Section 6.2.  Until such forfeiture, the nonvested portion shall remain in the Participant's Employer Contribution Account and

Matching Contribution Account.

     7.4  Repayment.  Any Participant who receives a distribution of the vested portion of his Employer Contribution Account and

Matching Contribution Account when he is not fully vested in such account balances may repay to the Trust the entire amount

distributed to him, so long as that amount is repaid after the

Participant becomes reemployed by the Employer, but before the earlier of (i) incurring five (5) consecutive one year Breaks in

Service following the date of distribution, or (ii) five (5)

years from the date of reemployment.  Upon repayment of the

amount distributed to him, the amount that will be restored to the Participant's Employer Contribution Account and Matching

Contribution Account shall not be less than the balance in such accounts at the time of distribution, both the amount distributed and the amount that was not vested, unadjusted by any subsequent gains or losses. Amounts restored under this Section shall be made from forfeitures occurring during the Plan Year under

Article VII.

     7.5  Amendment of Vesting Schedule.  If the Plan's vesting schedule is amended, each Participant with at least three (3)

Years of Service with the Employer may elect to have his

nonforfeitable percentage computed under the Plan without regard to such amendment within sixty (60) days of the latest of:  the adoption, effective date, or written notice to the Participant of the amendment.  For Participants who do not have at least one (1)

hour of service after December 31, 1988, this provision shall apply by substituting "five (5) Years of Service" for "three (3)

Years of Service".

                          ARTICLE VIII

                      Retirement Benefits
                      -------------------



     8.1  Retirement or Disability.  A Participant who attains

Normal Retirement Age, or whose employment is terminated prior to the attainment of Normal Retirement Age because of Disability,

shall be one hundred percent (100%) vested in his Accrued Benefit and shall be entitled to a distribution thereof upon termination of employment.  A Participant who remains in the employ of the

Employer after reaching his Normal Retirement Date shall continue to participate in the Plan in the same manner as Participants who have not reached their Normal Retirement Date.  For purposes of this Section 8.1, Normal Retirement Date means the first day of the month following the month in which a Participant attains

Normal Retirement Age.

     8.2  Method of Distribution.  Except as provided in Section

8.4, all benefits hereunder shall be paid to the Participant or the Participant's Beneficiary in the form of one (1) lump sum.

     8.3  Time of Distribution.  All distributions shall be made in accordance with the rules of this Section.

          (a)  Unless the Participant elects, or is deemed to

elect otherwise, payment of benefits shall begin not more than sixty (60) days after the close of the Plan Year in which the latest of the following occurs: (1) the Participant's employment with the Employer is terminated (including termination by reason of death or Disability), (2) the Participant attains age 65 or

Normal Retirement Age, if earlier, or (3) the tenth (10th)

anniversary of Participant's participation.

          (b)  A Participant shall be deemed to elect to defer

payment of any benefit which can not be distributed by reason of the failure of the Participant and/or the Participant's spouse to consent to such distribution.

          (c)  In no event may distribution to a Participant

begin later than such Participant's Required Beginning Date.

     8.4 Protected Benefits -- Antrim 401(k) Plan. The accrued

benefit of each Participant in the Antrim 401(k) Plan as of

August 31, 1999 shall be determined and established as a

separately identified amount on the books and records of the Plan

(the "Antrim Protected Benefit").  With respect to his or her

Antrim Protected Benefit, each Participant shall have a right,

and shall be entitled, to each and every benefit, right or

feature which was existing under the Antrim 401(k) Plan as of

August 31, 1999, and which is and was a protected benefit in accordance with Code Section 411(d)(6).  Without limiting the foregoing, a Participant shall have his or her Antrim Protected

Benefit distributed in the form of, if the Participant is

married, joint and 50% annuity payments over the joint lives of the Participant and his or her spouse or, if the Participant is not married, annuity payments over the life of the Participant;

unless, the Participant (with the consent of his spouse) makes a qualified election to waive the normal form of payment of his or her Antrim Protected Benefit and selects an optional form. Prior to a qualified election to waive the normal form the Retirement

Committee shall provide the Participant with information

explaining the terms and conditions of the annuity, the

Participant's right to waive and the effect of such waiver and the rights of the Participant's spouse.  In the event of a proper waiver of the normal form of payment of the Antrim Protected

Benefit, the optional forms of payment for such Benefit shall be monthly installments for a period not to exceed the Participant's life expectancy or the joint life expectancies of the Participant and the Participant's designated beneficiary and such other forms of distribution as are available under Section 8.2.

                           ARTlCLE IX

                         Death Benefits
                         --------------



     9.1  Death During Employment.  Upon the death of a

Participant during his employment, his Employer Contribution

Account shall become fully vested and the Retirement Committee shall direct the Trustee to distribute the Participant's entire interest in the Trust Fund to the Participant's surviving spouse,

or if there is no surviving spouse, to the Participant's

designated Beneficiary.  If the Participant's spouse has

consented to the designation of another Beneficiary in writing,

which acknowledges the effect of such election and which is

witnessed by a Plan representative or a Notary Public, such

benefits may be paid to the Participant's designated Beneficiary in accordance with Section 9.4 in the method of payment provided by Section 8.2.

     9.2  Death After Termination of Employment. Upon the death of a Participant after termination of his employment, but prior to the complete distribution of his interest in the Trust Fund,

the vested balance of the Participant's Employer Contribution

Account shall be distributed to the same persons as would be entitled thereto pursuant to Section 9.1, if the Participant had not terminated his employment, at least as rapidly as under the method of distribution in effect prior to his death.

     9.3  Designation of Beneficiary. Each Participant may, by

written instrument signed by him and filed with the Retirement

Committee, designate a Beneficiary or Beneficiaries to receive any death benefits payable under this Plan.  Notwithstanding the foregoing, in the event the Participant designates a Beneficiary other than his surviving spouse, such designation shall not be effective unless the Participant's spouse consents or has

consented to such designation in accordance with Section 9.1.  If at the time of the Participant's death, no such Beneficiary is living, or if the Participant has failed to designate a

Beneficiary, and the Participant has no surviving spouse,

distribution shall be made to the Participant's personal

representative in a lump sum within one (1) year after the

Participant's death.  If no personal representative has been appointed within one (1) year of the Participant's death, or if administration of the Participant's estate is not otherwise

required, the Retirement Committee shall direct distribution of the deceased Participant's interest in the Trust Fund to his heirs under the laws of the Commonwealth of Pennsylvania.

     9.4  Time for Distribution to Beneficiary.  In the event of a Participant's death before distribution of his interest has commenced, any amounts payable pursuant to Sections 9.1 or 9.2 shall be distributed by December 31 of the year containing the fifth anniversary of the death of the Participant.

                           ARTlCLE X

                         Administration
                         --------------



     10.1 Named Fiduciaries.  The "Named Fiduciaries" of this

Plan are (1) the Employer, (2) the Retirement Committee, and (3)

the Trustee.  The Named Fiduciaries shall have only those powers,

duties, responsibilities and obligations as are specifically given them under this Plan and Trust.

     10.2 Allocation of Responsibility Among Fiduciaries.  In

general, the Employer shall have the sole responsibility for making Employer contributions and shall have the sole authority to appoint and remove the Trustee, and/or the members of the

Retirement Committee, and to amend or terminate, in whole or in part, this Plan and Trust.  The Retirement Committee shall have the sole responsibility for the administration of this Plan.  The

Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the

Trust, except as specifically provided in this Plan and Trust.

The Named Fiduciaries are expressly authorized to allocate

fiduciary duties among themselves except for Trustee

responsibility, provided that such allocation is evidenced by a signed written document which shall be maintained with all other

Plan documents. Each fiduciary may rely upon any direction, information or action of any other fiduciary as being proper under this Plan and Trust, and is not required under this Plan and Trust to inquire into the propriety of any such direction,

information or action.  Each fiduciary shall be responsible for the proper exercise of its own power, duties, responsibilities and obligations under this Plan and Trust and shall not be

responsible for any act or failure to act of any other fiduciary.

Each fiduciary shall have the right to engage agents to assist in carrying out the functions of such fiduciary hereunder, including legal counsel.

     10.3 Retirement Committee.

          (a)  The Employer shall appoint a Retirement Committee

to administer the Plan.  In the absence of any appointment, the

Retirement Committee shall be the Employer.

          (b)  Members of the Retirement Committee may resign at

any time upon thirty (30) days written notice to the Employer,

and the Employer may remove any member of the Retirement

Committee with or without cause, upon thirty (30) days written notice.

          (c)  Upon the resignation or removal of a member of the

Retirement Committee, the Employer shall promptly designate a successor.  In the event no successor is appointed, the remaining members of the Retirement Committee shall constitute the entire

Retirement Committee until a successor has been appointed and has accepted such appointment.

          (d)  The Retirement Committee shall be responsible for

administration of the Plan for the exclusive benefit of the

Participants and their Beneficiaries, subject to the terms of the

Plan. The Retirement Committee shall have full discretion in the administration, interpretation and construction of the Plan. The

Retirement Committee shall exercise its discretion in a

nondiscriminatory manner consistent with continued qualification under Section 401(a) of the Code and compliance with ERISA.  The

Retirement Committee's construction or determination in good faith shall be final and conclusive.

          (e)  The Retirement Committee shall have the power and

authority necessary and/or appropriate to discharge its duties under this Plan.

          (f)  If there is more than one member of the Retirement

Committee, the signature of any member of the Retirement

Committee may be accepted by any person acting in good faith and in reliance thereon.  The Retirement Committee shall act by

majority vote at a meeting or in writing without a meeting.

     10.4 Self Directed Accounts.  Prior to September 1, 1999,

Participants may not direct the investment of their Employer

Contribution Accounts.  The Retirement Committee shall, on a uniform and nondiscriminatory basis, adopt a procedure to permit

Participants to exercise control over the assets in their

Elective Contribution Account, Matching Contribution Account,

Rollover Account and, effective on and after September 1, 1999,

Employer Contribution Account (with the exception of those

covered by the Antrim 401(k) Plan on or before September 1, 1999,

in which case control over the assets in their Accounts shall be effective as soon as reasonably practical after September 1,

1999). Such procedure shall provide that the Participant may choose from an enumerated series of available options. The procedure shall be clearly communicated in writing to each

Participant.  All gains and losses on the directed investments shall be credited or charged solely to the Participant's

individual account, and the Participant's share of the allocation of increase or decrease in value of the Trust pursuant to Section

6.4 shall be only to the extent of the balance of the

Participant's account not subject to the Participant's control.

In accordance with Section 5.3 of the Trust, the administrative expenses for the Plan shall be charged against the Participants'

Accounts as determined by the Retirement Committee.

     10.5 Claims Procedure.

          (a)  Any person claiming benefits under the Plan shall

submit an application therefor to the Retirement Committee,

together with such supporting documents and information as the

Retirement Committee shall deem necessary.

          (b)  Within sixty (60) days following receipt of an

application and all necessary documents and information, the

Retirement Committee shall furnish the claimant with written notice of its decision with respect to such application.  In the case of a denial of the claimant's application, such written notice shall set forth specific reasons for the denial, including reference to Plan provisions upon which the denial is based, a description of any additional information or material necessary to perfect the application (together with an explanation why such material or information is necessary), and an explanation of the

Plan's claim review procedure.

          (c)  A claimant who does not agree with the decision on

his application may request a review of his application by the

Retirement Committee, in writing, within ninety (90) days after the date of notice of the decision.  If the application has

neither been approved nor denied within sixty (60) days after receipt by the Retirement Committee, then a request for review shall be made within ninety (90) days after the expiration of such sixty (60) day period.  A claimant may review pertinent documents and submit issues and comments in writing in connection with his request for review.  The decision of the Retirement

Committee shall be made promptly, and not later than sixty (60)

days after receipt of a request for review, unless special

circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of a request for review.  The decision on review shall be written in a manner calculated to be understood by the claimant, and shall include specific reasons for the decision and reference to the specific Plan provisions upon which the decision is based.

     10.6  Records and Reports. The Retirement Committee shall be responsible for maintaining such records as shall be necessary and appropriate in order to comply with the applicable provisions of the Internal Revenue Code, ERISA and regulations issued

thereunder relating to records, notification and reports to

Participants, and annual registration and/or reports to the

Internal Revenue Service and the Department of Labor.

     10.7 Benefit Payments.

          (a)  The Retirement Committee shall direct the Trustee

concerning all benefits to be paid from the Trust Fund.

          (b)  If at the time of any payment a doubt exists as to

the right of the person claiming such payment, or as to the

amount or time of such payment, including, without limitation,

doubt as to the identity, or legal right of such person, the

Retirement Committee may, in its discretion, direct the Trustee to hold such sum as a segregated amount until a determination is made, to pay such sum into court in accordance with the rules of court, or to make payment only upon receipt of a bond or

indemnification satisfactory to the Retirement Committee.

     10.8 Indemnification.  The Employer shall indemnify and hold harmless the Retirement Committee and each member thereof

individually, from any liability to which they may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacity in the

administration of the Plan, including all expenses reasonably incurred in their defense.  This indemnification shall not

relieve any person of any liability he may have under ERISA for breach of a fiduciary duty.

                           ARTlCLE XI

                    Amendment or Termination
                    ------------------------



     11.1  Amendment of Plan. The Employer reserves the right at any time and from time to time to amend the Plan in whole or in part.  No amendment shall be made which would cause or permit any part of the Trust Fund to be diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries.

No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit.

Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under Section

412(c)(8) of the Code.  For purposes of this paragraph, a plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit.  Furthermore, if the vesting schedule of a plan is amended, in the case of an

Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the

nonforfeitable percentage (determined as of such date) of such

Employee's Employer derived accrued benefit will not be less than the percentage computed under the plan without regard to such amendment.

     11.2 Termination of Plan or Discontinuance of Contributions.

The Plan may be terminated, in whole or in part, by the Employer at any time in the Employer's sole discretion. Notwithstanding any other provision of the Plan, upon termination or the complete discontinuance of Employer contributions, the share of each

Participant in the Trust Fund shall be one hundred (100%) percent vested.  In the event that no other defined contribution plan

(other than an employee stock ownership plan) is established or maintained by the Employer (or any entity in the same controlled group) following termination of the Plan, the Retirement

Committee shall instruct the Trustee to distribute the net assets of the Trust Fund (after payment of, or provision for, all

expenses of final administration and liquidation) in the form of a lump-sum exclusively for the benefit of the Participants and

Beneficiaries in accordance with their interests.  If, after termination of the Plan, the Employer (or any entity in the same controlled group) does establish or maintain another defined contribution plan (other than an employee stock ownership plan),

each Participant's Accrued Benefit shall be transferred to such other plan, unless the Participant consents to an immediate

distribution of his Accrued Benefit in accordance with Section

7.3.  In the event of a partial termination of the Plan, the share in the Trust Fund of each Participant affected by such partial termination shall be one hundred (100%) percent vested.

     11.3 Expenses of Termination.  In the event of the complete or partial termination of the Plan, the expenses of termination shall be a prior claim and lien upon the assets of the Trust

Fund, and shall be paid or provided for prior to the distribution of any benefits pursuant to such termination.

     11.4  Plan Merger.  Neither the Plan nor the Trust Fund may

be merged or consolidated with, nor may its assets or liabilities be transferred to any other plan or trust, in whole or in part,

unless each Participant would be entitled to a benefit

immediately after the merger, consolidation, or transfer (as if the Plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer, on the same basis.

                          ARTlCLE XII

                         Miscellaneous
                         -------------



     12.1  Governing Law.  All questions pertaining to the

construction, regulation, validity and effect of the provisions hereof shall be determined in accordance with Federal law.

     12.2 Captions.  The captions contained herein are inserted only as a matter of convenience for reference and shall not, in any way affect the Plan or the construction of any provisions thereof.

     12.3 Construction.  Whenever appropriate, words used in this

Plan in the singular shall include the plural, words used in the plural shall include the singular, and the masculine shall

include the feminine.  The words "hereof", "herein", "hereunder"

and other similar compounds of the word "here" shall unless the context clearly indicates to the contrary, refer to the entire

Plan and not to any particular provision or Section.

     12.4 Nonalienation of Benefits.  Neither the benefits

provided under this Plan nor the interest of any Participant or

Beneficiary under this Plan shall be subject to any voluntary or involuntary assignment, alienation, pledge, hypothecation,

attachment, sequestration or other legal process, or the claims of any creditor, except that the Plan will honor (i) any domestic relations order that the Retirement Committee determines to be a

"qualified domestic relations order" within the meaning of Code

Section 414(p); provided, that no other type of domestic relations order will be honored by the Plan; and (ii) any requirement of, or an order requiring, an offset of a

Participant's benefit under the Plan where such requirement or order meets all of the requirement of Code Section 401(a)(13)(C).

                          ARTICLE XIII

                        TOP-HEAVY RULES
                        ---------------



     13.1 Application of Article.

          (a)  The provisions of this Article shall take effect

as of the first day of any Plan Year beginning after December 31,

1983, in which the Plan is determined to be top-heavy by

application of Section 416 of the Code as amended and regulations thereunder.

          (b)  All other Plan provisions, to the extent

inconsistent with this Article, shall be superseded for any Plan

Year beginning after December 31, 1983, in which the Plan is determined to be top-heavy; however, all other Plan provisions not inconsistent with this Article shall remain in full force and effect.

     13.2 Definitions.

          (a)  Compensation.  For purposes of this Article XIII,

"Compensation" shall have the meaning given such term in Section

6.3(f)(2).

          (b)  Determination Date.  The last day of the preceding

Plan Year.  Notwithstanding the foregoing, the Determination Date for the first Plan Year shall be the last day of such Plan Year.

          (c)  Key Employee.  Any Employee or former Employee

(and the Beneficiaries of such Employee) who, at any time during the Plan Year containing the Determination Date and the four (4)

preceding Plan Years, is or was:

               (1)  an officer of the Employer having Annual

Compensation in excess of fifty-percent (50%) of the dollar

limitation in effect under Code Section 415(b)(1)(A);

               (2)  an owner of (or considered as owning under

Code Section 318) one of the ten largest interests in the

Employer having Annual Compensation in excess of the dollar

limitation in effect under Code Section 415(c)(1)(A);

               (3)  a five percent (5%) owner (within the meaning

of Code Section 416(i)(1)(B)(i)) of the Employer; or

               (4)  a one percent (1%) owner (within the meaning

of Code Section 416(i)(1)(B)(ii)) of the Employer who has Annual

Compensation in excess of $150,000.

               For purposes of this subsection (c), the term

"Annual Compensation" shall mean compensation as defined in Code

Section 415(c)(3), but shall include amounts contributed under a salary reduction agreement which are excludable from the

Employee's gross income under Code Section 125, 402(a)(8), 402(h)

or 403(b).  In determining who is a Key Employee, Employees of the Employer shall include those employed by any trade or

business which must be aggregated with the Employer under Code

Sections 414(b), 414(c) or 414(m), except that such aggregation rules shall not apply in determining five percent (5%) or one percent (1%) owners.

               The determination of who is a Key Employee shall

be made in accordance with Code Section 416(i)(1) of the Code and the Treasury regulations thereunder.

          (d)  Non-Key Employee.  Any Employee who is not a Key

Employee.

          (e)  Present Value.  The value of a Participant's

Accrued Benefit as of the Determination Date.

     13.3 Determination of Top-Heavy Status

          (a)  For each Plan Year, the Plan shall be determined

to be top-heavy if, as of the Determination Date, the top-heavy ratio exceeds 60%.

          (b)  For purposes of this Section, Aggregation Group

shall mean each qualified plan of the Employer in which a Key

Employee is a Participant and any other qualified plan of the

Employer which is aggregated with such Plan for purposes of

meeting the requirements of IRC 401(a)(4) or 410.

               The Aggregation Group shall be top-heavy if, as of

the Determination Date, the sum of the Present Value of the

cumulative Accrued Benefits for Key Employees under all defined benefit plans included in such group and the aggregate of the accounts of Key Employees under all defined contribution plans included in such group exceeds 60% of a similar sum determined for all Employees. If such required aggregation group is top-

heavy, the Plan, and each plan in the required aggregation group shall be top-heavy.  If such required aggregation group is not top-heavy, no plan in the group shall be top-heavy.

          (c)  The Employer may treat any Employer plan which is

qualified under Section 401 of the Code but which is not required to be included in the aggregation group under subsection (b) as being part of such aggregation group if such group would continue to meet the requirements of Sections 401(a)(4) and 410 of the

Code with such plan being taken into account.

          (d)  For purposes of determining the Present Value of

the cumulative Accrued Benefit for any Employee, or the current balance of the account of any Employee, such Present Value or balance shall be increased by the aggregate distributions made with respect to such Employee under the Plan during the five (5)

year period ending on the Determination Date.

          (e)  The Accrued Benefit of any Participant who is not

a Key Employee shall be determined by:

               (1)  the method, if any, that uniformly applies

for accrual purposes under all defined benefit plans maintained by the Employer; or

               (2)  if there is no such method, as if the benefit

accrued under the slowest accrual rate permitted under the

fractional rule of Section 411(b)(1)(C) of the Code.

          (f)  Except to the extent provided in regulations under

Section 416 of the Internal Revenue Code, any rollover

contribution (or similar contribution) initiated by an Employee and made after December 31, 1983 to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a top-heavy plan (or whether any aggregation group which includes such plan is a top-heavy group).

          (g)  If any individual is a Non-Key Employee with

respect to this Plan, or any plan included in the aggregation group under subsection (b), for any plan year, but such individual was a Key Employee with respect to any prior Plan

Year, any Accrued Benefit for such Employee (and the account of such Employee) shall not be taken into account under this

section.

          (h)  If a Participant has not performed an Hour of

Service with the Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date, the accounts of such individual (and any Accrued Benefit for such individual) shall not be taken into account hereunder.

          (i)  For purposes of this Section, top-heavy ratio

shall mean:

               (1)  If the Employer maintains one or more defined

contribution plans (including any Simplified Employee Pension

Plan) and the Employer has not maintained any defined benefit plan which during the five (5) year period ending on the

Determination Date(s) has or has had accrued benefits, the top-

heavy ratio for this Plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the five (5) year period ending on the

Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account

balance distributed in the five (5) year period ending on the

Determination Date(s), both computed in accordance with section

416 of the Code and the regulations thereunder.  Both the

numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the

Determination Date, but which is required to be taken into

account on that date under section 416 of the Code and the

regulations thereunder.

               (2)  If the Employer maintains one or more defined

contribution plans, (including any Simplified Employee Pension

Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five (5) year period

ending on the Determination Date(s) has or has had any Accrued

Benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees determined in accordance with (a) above, and the Present Value of accrued

benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the

denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all

Participants determined in accordance with (a) above, and the

Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s),

all determined in accordance with section 416 of the Code and the regulations thereunder.  The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the

Determination Date.

               (3)  For purposes of (a) and (b) above, the value

of account balances and the Present Value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the

determination date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan.  The account balances and

accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded.  The

calculation of the top-heavy ratio, and the extent to which

distributions, rollovers, and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder.

     13.4 Minimum Contribution.  For any Plan Year in which the

Plan is determined to be top-heavy, the sum of Employer

Contributions and Forfeitures allocated under Article V to the accounts of any Participant who is a Non-Key Employee who is in

the employ of the Employer on the last day of the Plan Year

(regardless of whether the Non-Key Employee has less than 1,000

Hours of Service, fails to make any mandatory contributions or in the case of a cash or deferred arrangement, makes elective contributions to the Plan) shall be not less than three (3%)

percent of the Compensation of the Participant from the Employer for the Plan Year with the following exception:

          If the sum of Employer contributions and forfeitures

allocated under Article VI to the account of each Participant who is a Key Employee is less than three (3%) percent of Compensation

(subject to the limitation in Section 13.5, below), then the sum of the Employer contributions and forfeitures allocated to the account of any Participant who is a Non-Key Employee who is in

the employ of the Employer on the last day of the Plan Year shall be not less than the largest percentage of Compensation provided on behalf of any Key Employee for the Plan Year in which the Plan is determined to be top-heavy.  For purposes of determining the largest percentage of Compensation provided on behalf of any Key

Employee, all defined contribution plans of the Employer in which a Key Employee participates shall be aggregated and amounts

contributed as a result of any salary reduction agreement shall be included.

     13.5 Coordination with Social Security and Similar

Contributions and Benefits.  For any Plan Year in which the Plan is top-heavy, the requirements of Section 13.4 and 13.5 shall be met without taking into account contributions or benefits under

Chapter 2 of the Code (relating to the tax on self-employment income), Chapter 21 of the Code (relating to the Federal

Insurance Contributions Act), Title II of the Social Security

Act, or any similar Federal or state law.

     13.6 Cessation of Top-Heavy Status.  For any Plan Year in

which the Plan ceases to be top-heavy, all provisions of this

Article XII shall cease to be effective, and the vesting schedule in Section 7.2 shall again apply subject to the following

limitations:

          (a)  For any Participant to whom Section 13.5 applied,

the vested percentage of such Participant as of the first day of the Plan Year when the Plan ceased to be top-heavy shall not be less than the vested percentage applicable to such Participant as of the last day of the Plan Year when the Plan was determined to be top-heavy.

          (b)  Any Participant to whom Section 13.5 applied who

has had 3 or more Years of Service, whether or not consecutive,

as of the first day of the Plan Year when the Plan ceases to be top-heavy, shall be permitted to elect, within a reasonable

period of time after the first day of such Plan Year, to continue to be treated under the vesting schedule in Section 13.5.

     13.7 Maximum Benefits Under Combined Plans.  For any Plan

Year in which the Plan is top-heavy, Section 6.3(c) shall be read by substituting the number "1.0" for the number "1.25" wherever it appears therein; PROVIDED, HOWEVER, that this Section shall not apply in any Plan Year in which both of the following

requirements are met:

          (a)  The Plan meets the requirement of Section 13.4 as

modified by substituting "4%" for "3%" wherever such percentage appears therein; and

          (b)  The Plan would not be a top-heavy Plan under the

provisions of Section 13.3 if "90%" were substituted for "60%"

wherever such percentage appears therein.

                          ARTICLE XIV

            DIRECT ROLLOVERS; LIMIT ON COMPENSATION
            ---------------------------------------



     14.1 Direct Rollover Election.  This Article applies to

distributions made on or after January 1, 1993.  Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by plan

administrator, to have any portion of an eligible rollover

distribution paid directly to an eligible retirement plan

specified by the distributee in a direct rollover.

     14.2 Definitions.

          (a)  Eligible Rollover Distribution:  An eligible

rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except than an eligible rollover distribution does not include:  any

distribution that is one of a series of substantially equal

periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such

distribution is required under section 401(a)(9) of the Code; and

the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b)  Eligible retirement plan:  An eligible retirement

plan is an individual retirement account described in section

408(b) of the Code, an annuity plan described in section 403(a)

of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover

distribution.  However, in the case of an eligible rollover

distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (c)  Distributee:  A distributee include an employee or

former employee.  In addition, the employee's or former

employee's surviving spouse and the employee' or former

employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section

414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d)  Direct Rollover:  A direct rollover is a payment

by the plan to the eligible retirement plan specified by the distributee.

          14.3 Compensation Limitation - OBRA '93.  In addition

to the other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary,

for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The

OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in

accordance with section 401(a)(17) of the Internal Revenue Code.

The cost-of-living adjustment in effect for a calendar year

applies to any period over which compensation is determined

(determination period) beginning in such calendar year.  If a determination period consists of fewer than 12 months, the OBRA

'93 annual compensation limit will be multiplied by a fraction,

the numerator of which is the number of months in the

determination period, and the denominator of which is 12.

          For plan years beginning on or after January 1, 1994,

any reference in the Plan to the limitation under section

401(a)(17) of the Code shall mean the OBRA '93 annual

compensation limit set forth in this provision.

          If compensation for any prior determination period is

taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior

determination period is subject to the OBRA '93 annual

compensation limit for that prior determination period.  For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the

OBRA '93 annual compensation limit is $150,000.

                           ARTICLE XV

                              LOANS
                              -----



          15.1 Loans.  Upon the application of any Active

Participant and with the consent of his spouse (if any), the

Trustee, in accordance with a uniform, nondiscriminatory policy,

may make a loan to such Participant in such amounts as may be allowed by law for home purchases, educational purposes, or such other lawful purposes as the Trustee may determine.  The Trustee may delegate its authority hereunder to the Retirement Committee or such other person or persons as the Trustee considers

appropriate, in which case references in this Article XV to

Trustee shall be deemed to include its authorized delegate. The loan policy stated herein may be revised by the Trustee or the

Retirement Committee at its or their sole discretion.  The

decision of the Trustee with regard to circumstances warranting loans shall be final.  Notwithstanding the foregoing, the Trustee shall not make more than one loan and shall not make any loan which, when added to the outstanding balance of all other loans from the Plan, would exceed the lesser of: (i) $50,000 (reduced by the excess, if any, of the highest outstanding loan balance at anytime during the one year period ending on the day before the date a loan is made, over the total outstanding loan balance on the date a loan is made) or (ii) one-half of the present vested

Account balance of the Participant.

          15.2 Security; Repayment.  Any such loan or loans shall

be secured by a proper assignment of an appropriate interest in the Participant's Account.  Any such loan or loans shall be

repaid by the Participant in such manner as the Trustee shall determine, but in no event shall the repayment period be in

excess of five years unless the loan will be used to acquire any dwelling unit which within a reasonable time is to be used

(determined at the time the loan is made) as a principal

residence of the Participant.  Any loan hereunder shall be

amortized on a substantially level basis with payments not less frequently than quarterly.  In the event that the Participant does not repay such loan within the time prescribed, the Plan may, in accordance with such assignment, deduct the total amount of such loan or any portion thereof from any payment or

distribution from the Trust Fund to which such Participant or his

Beneficiary or Beneficiaries may be entitled, or take other

appropriate action, including an immediate right of setoff

against the Participant's Account.  In addition, the Trustee or its delegate may from time to time prescribe other security to be provided for any such loan and may adopt policies and procedures for the collection of any amounts due which, in the opinion of the Trustee, adequately protect the Trust Fund.  Any loans shall be repaid by mandatory payroll deduction.  If the Participant's employment terminates before the loan is repaid in full, the unpaid balance thereof, together with interest due thereon, shall become immediately due and payable.

          15.3 Interest.  Except as otherwise provided herein,

loans shall be considered an investment of the Account of the

Participant borrowing the funds, and interest shall be charged thereon at a reasonable rate which shall be equivalent to and commensurate with the prevailing interest rate charged by persons in the business of lending money for loans which would be made under similar circumstances.  The Trustee or the Retirement

Committee, in its or their sole discretion, shall establish and maintain a written procedure which shall describe, among other things, how and when, the prevailing interest rate shall be

determined.  Notwithstanding the foregoing, the Trustee, in its sole discretion, may determine that any such loan shall be

considered an investment of the Trust Fund as a whole and such loan shall not be considered an investment of the Account of the

Participant borrowing the funds.  Every loan applicant shall receive a statement of the charges involved in each loan

transaction as required by law.



     IN WITNESS WHEREOF, as evidence of its adoption of this

Plan, Sunquest Information Systems, Inc. has caused this

instrument to be signed by its duly authorized officer and its corporate seal to be hereunto affixed and attested by its

Secretary this 17th day of March, 2000.



                              SUNQUEST INFORMATION SYSTEMS, INC.



                              By: /s/ Nina M. Dmetruk
                                  -------------------

               SUNQUEST INFORMATION SYSTEMS, INC.

                         AND AFFILIATES





                   401(k) PROFIT SHARING PLAN

          (As Amended And Restated Generally Effective
                        January 1, 1997)

                       TABLE OF CONTENTS
                       -----------------


                                                             PAGE
                                                             ----
ARTICLE I - NAME AND EFFECTIVE DATE                          1

      1.1  Name                                              1
      1.2  Effective Date                                    1
      1.3  Profit Sharing Plan                               1


ARTICLE II - DEFINITIONS                                     2

      2.1  Accrued Benefit                                   2
      2.2  Antrim 401(k) Plan                                2
      2.3  Authorized Leave of Absence                       2
      2.4  Beneficiary                                       2
      2.5  Code                                              2
      2.6  Compensation                                      2
      2.7  Date of Employment                                3
      2.8  Disability                                        3
      2.9  Earned Income                                     3
      2.10 Employee                                          4
      2.11 Employer                                          5
      2.12 Employer Contribution Account                     5
      2.13 ERISA                                             5
      2.14 Highly Compensated Employee                       5
      2.15 Hour of Service                                   6
      2.16 Leased Employee                                   8
      2.17 Normal Retirement Age                             9
      2.18 Owner-Employee                                    9
      2.19 Participant                                       9
      2.20 Plan Year                                         9
      2.21 Required Beginning Date                           9
      2.22 Retirement Committee                             10
      2.23 Self-Employed Individual                         10
      2.24 Trust (or Trust Fund)                            10
      2.25 Trustee                                          10


ARTICLE III - PARTICIPATION AND SERVICE                     11

      3.1  Participation                                    11
      3.2  Entry Date                                       14
      3.3  Year of Service                                  14
      3.4  Inactive Status                                  14
      3.5  Break in Service                                 15
      3.6  Crediting Service Following a Break in Service   15
      3.7  Election Not to Participate                      16
      3.8  Military Leave                                   17

ARTICLE IV - REGULAR CONTRIBUTIONS                          19

      4.1  Individual Accounts                              19
      4.2  Employer Contributions                           19
      4.3  Participant Contributions                        20
      4.4  Rollover From Other Plans                        20

ARTICLE V - SALARY REDUCTION CONTRIBUTIONS                  22
            AND MATCHING CONTRIBUTIONS

      5.1  Elective Contributions                           22
      5.2  Salary Reduction Agreements                      22
      5.3  Matching Contributions                           23
      5.4  Qualified Non-Elective Contributions             24
      5.5  Maximum Contribution                             24
      5.6  Nondiscrimination Requirements                   25
      5.7  Distribution of Excess Contributions             28
      5.8  Distribution of Excess Aggregate Contributions   29
      5.9  Vesting                                          30
      5.10 Distribution of Elective Contributions,          30
             Rollover Contributions and
             Matching Contribution Accounts
      5.11 Distribution of Excess Elective Deferrals        33
      5.12 Article V Definitions                            35


ARTICLE VI - PARTICIPANTS' ACCOUNTS                         41

      6.1  Allocations of Employer Contributions            41
      6.2  Use or Allocation of Forfeitures                 41
      6.3  Maximum Additions                                43
      6.4  Annual or Other More Periodic                    51
           Valuation of Participants' Accounts
      6.5  Interim Valuation                                51
      6.6  Annual or Other Periodic Statement               52


ARTICLE VII - VESTING                                       53

      7.1  No Vested Rights Except as Provided Herein       53
      7.2  Vesting in Employer Contribution Account         53
             and Matching Contribution Account
      7.3  Distribution Upon Termination Prior to           54
           Normal Retirement Age
      7.4  Repayment                                        57
      7.5  Amendment of Vesting Schedule                    58

ARTICLE VIII - RETIREMENT BENEFITS                          59

      8.1  Retirement or Disability                         59
      8.2  Method of Distribution                           59
      8.3  Time of Distribution                             59
      8.4  Protected Benefits -- Antrim 401(k) Plan         60

ARTICLE IX - DEATH BENEFITS                                 62

      9.1  Death During Employment                          62
      9.2  Death After Termination of Employment            62
      9.3  Designation of Beneficiary                       62
      9.4  Time for Distribution to Beneficiary             63


ARTICLE X - ADMINISTRATION                                  64

      10.1 Named Fiduciaries                                64
      10.2 Allocation of Responsibility Among Fiduciaries   64
      10.3 Retirement Committee                             65
      10.4 Self Directed Accounts                           66
      10.5 Claims Procedure                                 67
      10.6 Records and Reports                              68
      10.7 Benefit Payments                                 69
      10.8 Indemnification                                  69


ARTICLE XI - AMENDMENT OR TERMINATION                       70

      11.1 Amendment of Plan                                70
      11.2 Termination of Plan or Discontinuance of         70
           Contributions
      11.3 Expenses of Termination                          71
      11.4 Plan Merger                                      72


ARTICLE XII - MISCELLANEOUS                                 73

      12.1 Governing Law                                    73
      12.2 Captions                                         73
      12.3 Construction                                     73
      12.4 Nonalienation of Benefits                        73

ARTICLE XIII - TOP-HEAVY RULES                              75

      13.1 Application of Article                           75
      13.2 Definitions                                      75
      13.3 Determination of Top-Heavy Status                77
      13.4 Minimum Contribution                             81
      13.5 Coordination with Social Security and            82
           Similar Contributions and Benefits               83

      13.6 Cessation of Top-Heavy Status                    83
      13.7 Maximum Benefits Under Combined Plans            83


ARTICLE XIV - DIRECT ROLLOVERS; LIMIT ON COMPENSATION
                                                            84

      14.1 Direct Rollover Election                         84
      14.2 Definitions                                      84
      14.3 Compensation Limitation - OBRA '93               85


ARTICLE XV - LOANS                                          87

      15.1 Loans                                            87
      15.2 Security; Repayment                              88
      15.3 Interest                                         89